UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2012

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On May 9, 2012, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the fifty-eighth supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Green Mountain Energy Company (NY COM) LLC, Green Mountain Energy Company (NY RES) LLC (together, the “Guaranteeing Subsidiaries”) and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the sixty-fourth supplemental indenture (the “Sixty-Fourth Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the ninth supplemental indenture, dated as of November 21, 2006, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the “2017 Notes”), the twelfth supplemental indenture, dated as of July 19, 2007, among NRG, the guarantors party thereto and the Trustee, the fifteenth supplemental indenture, dated as of August 28, 2007, among NRG, the guarantors party thereto and the Trustee, the eighteenth supplemental indenture, dated as of April 28, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-first supplemental indenture, dated as of May 8, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-sixth supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirtieth supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fourth supplemental indenture, dated as of June 22, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-ninth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-sixth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-second supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-eighth supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee.  Pursuant to the Sixty-Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2017 Notes.

On May 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-fifth supplemental indenture (the “Sixty-Fifth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-third supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the fifty-ninth supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Fifth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On May 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-sixth supplemental indenture (the “Sixty-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fourth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the sixtieth supplemental indenture, dated as of Apirl 5, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On May 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-seventh supplemental indenture (the “Sixty-Seventh Supplemental Indenture”), supplementing the Base

Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011, among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fifth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the sixty-first supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On May 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-eighth supplemental indenture (the “Sixty-Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), the fifty-sixth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the sixty-second supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On May 9, 2012, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the sixty-ninth supplemental indenture (the “Sixty-Ninth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011, among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), the fifty-seventh supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, and the sixty-third supplemental indenture, dated as of April 5, 2012, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Sixty-Ninth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

A copy of the Sixty-Fourth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Fifth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Sixth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Seventh Supplemental Indenture is attached as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Eighth Supplemental Indenture is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Sixty-Ninth Supplemental Indenture is attached as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated by reference herein. The descriptions of the material terms of the Sixty-Fourth Supplemental Indenture, the Sixty-Fifth Supplemental Indenture, the Sixty-Sixth Supplemental Indenture, the Sixty-Seventh Supplemental Indenture, the Sixty-Eighth Supplemental Indenture and the Sixty-Ninth Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ Michael R. Bramnick

Michael R. Bramnick
Executive Vice President and General Counsel

May 11, 2012

EXHIBIT INDEX

Exhibit No.	Document

4.1	Sixty-Fourth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Sixty-Fifth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.3	Sixty-Sixth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.4	Sixty-Seventh Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.5	Sixty-Eighth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.6	Sixty-Ninth Supplemental Indenture, dated as of May 9, 2012, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.